                                                               EXHIBIT 99.(c.15)

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

                               OVERVIEW / SUMMARY

latest, "lean" edition (excess demand/low costs):

1,000 slots (@$350/day), a minimum of $25mn up front, $10mn cash invested in everything but slots, those assumed to be leased at 5% of gross, and the Wonderland property included on the balance sheet at $13mn, for a (baseline) total asset base of $48mn (new construction is $4.0mn):

 Exhibit:        A1      Balance Sheet (lean / $25 million fee)
                 B1      Income Statement (35%* retention)   IRR = 14.9%
                 C1      Income Statements for Other Operations
                         Notes to "Lean" Financial Projections
                         (compare with Notes to "Full-Scale" Operations, attached)

the following examine various permutations of these parameters:

                 D1 What ROI, given dollars up front and retention rate E1 What dollars up front, given ROI and retention rate F1 What retention rate, given ROI and dollars up front the following assume win at $400/slot/day (up from $350):

                 D1ups What ROI, given dollars up front and retention rate E1ups What dollars up front, given ROI and retention rate F1ups What retention rate, given ROI and dollars up front the following do the same with 2,000 slots @ $330/day
 (total asset base ~$58mn [new construction is $8.0mn]):

                 D2 What ROI, given dollars up front and retention rate E2 What dollars up front, given ROI and retention rate F2 What retention rate, given ROI and dollars up front and the following with 2,000 slots @ $370/day:

                 D2ups What ROI, given dollars up front and retention rate E2ups What dollars up front, given ROI and retention rate F2ups What retention rate, given ROI and dollars up front

* These projections assume that the operator leases the slots; the if state does so, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES
B1357162.1

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

   NOTES TO "FULL-SCALE" FINANCIAL PROJECTIONS

SLOT OPERATIONS

State + Local Tax on Win                         65%  x slot win

General inflation rate                           3.0% per year
Cash/working capital                             1.0  weeks of revenues
Slot lease rate (inc. systems)                   5.0% x slot win
Revenue participation machines                    na
Lessor's share of such slots' revenues            na
Ancillary equipment                           $3,000  per slot
New Construction (approx.)                    $6,000  per slot
Slot replacements in later years                   0% each year (NA)
Payables as % of working capital                  20% x working capital
Projected Total Slot jobs                        242  FTE
Payroll Taxes & Benefits                          25% x direct payroll
Other Slot Operating Costs                       2.5% x non-particip'n revenue
Building Operating Costs                         2.5% x slot win
Property Tax                                     2.0% x assets except cash
Advertising/Media Marketing                      3.0% x slot win
Promotion:
   Complimentary Food                             20% x food sales
   Complimentary Beverages                        50% x beverage sales
   Other Players' Club                           3.5% x slot win
   Bussing & Other                               3.0% x slot win
Annual interest on long-term debt                 10%
Combined corporate income tax rate                30% (state+federal)

FOOD & BEVERAGE OPERATIONS

                                    Food               Beverage
Total Sales                          15%           7%  x slot win
Cost of Goods Sold                   40%          20%  x gross sales
Direct Payroll                       40%          20%  x gross sales
Payroll Taxes & Benefits             20%          20%  x direct payroll
Other Operating Costs                20%          15%  x gross sales

F & B equipment                               $2,000   per slot

Projected Total Jobs                             620   FTE

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES
B1357162.1

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

               EXHIBIT A1: BALANCE SHEET (LEAN / $25 MILLION FEE)

              (At full-scale opening, in millions of 2003 dollars)

                                                            14.9%
ASSETS:

      Cash / Working Capital                               $ 2.5

      Existing Land, Buildings, Etc.                          na
        less accumulated depreciation                         na
                                                           -----
      Net Existing Property                                $13.0(1)

      New Construction for Slots                           $ 4.0
      Slot Machines               (1,000)                    0.0(2)
      Food & Beverage Equipment                              1.5
      Other Equipment                                        2.5
      Initial License Fee                                   25.0
                                                           -----
      Total Assets                                         $48.5

LIABILITIES:

      Payables, etc.                                       $ 0.5

      Long-Term Debt                                         0.0

      Equity                                                48.0
                                                           -----
      Total Liabilities                                    $48.5

(1) Contribution of existing property at appraised value of $13mn; assumed to be recouped in "terminal value" at end of Year 5.

(2) 1000 slots assumed to be leased for 5% of gross win. Revenue projections assume ongoing replacement at customary industry rates.

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY        Preliminary

              EXHIBIT B1: INCOME STATEMENT (LEAN / $25 MILLION FEE)

                       ($ million, based on 2003 dollars)

                                                              YEAR 1    YEAR 2    YEAR 3     YEAR 4    YEAR 5
REVENUES:(1)
                           1,000 slots
     Slot Win               $350 win/slot/day                 $127.8    $131.6    $135.5     $139.6    $143.8

EXPENSES:                              35.0%
     Not retained by operator          65.0%                  $ 83.0     $85.5     $88.1     $ 90.7    $ 93.5
     Other deductions (0%)                                       0.0       0.0       0.0        0.0       0.0
     Direct Payroll                                              6.6       6.8       7.0        7.2       7.5
     Payroll Taxes & Benefits                                    1.3       1.4       1.4        1.4       1.5
     Slot Lease Payments                                         6.4       6.6       6.8        7.0       7.2
     Other Slot Operating Costs                                  2.6       2.6       2.7        2.8       2.9
     Building Operating Costs                                    1.9       2.0       2.0        2.1       2.2
     Property Tax                                                1.3       1.4       1.4        1.4       1.5
     Advertising/Media Marketing                                 2.6       2.6       2.7        2.8       2.9
     Promotion:  Food & Beverage                  $6.6
        Other Players' Club                        3.2
        Bussing & Other                            1.3
     Total Promotion                              ----          11.1      11.4      11.8       12.1      12.5
     Interest on Debt                                            0.0       0.0       0.0        0.0       0.0
     Depr'n &c:  Slots (3 years)                  $0.0
        Bldgs & Other (20/5 years)                 0.7
        Initial License Fee (5 years)              5.0
     Total Dep'n & Amort'n                        ----           5.7       5.7       5.7        5.7       5.7
                                                              ------    ------    ------     ------    ------
     Total Expenses                                           $122.5    $126.0    $129.7     $133.4    $137.2
                                                              ------    ------    ------     ------    ------
     Net Income from Slot Operations                          $  5.2    $  5.5    $  5.9     $  6.2    $  6.6
     Net Income / Food & Beverage 1                           $  3.0    $  3.1    $  3.2     $  3.5    $  4.0
                                                              ------    ------    ------     ------    ------
     Consolidated Net Income Before Tax                       $  8.2    $  8.6    $  9.1     $  9.8    $ 10.6
     Corporate Income Taxes                                  ($  2.5)  ($  2.6)  ($  2.7)   ($  2.9)  ($  3.2)
                                                              ------    ------    ------     ------    ------
     Net Income After Corporate Taxes                         $  5.7    $  6.0    $  6.4     $  6.8    $  7.4

     Add back: Depreciation (inc F&B)                         $  6.0    $  6.0    $  6.0     $  6.0    $  6.0
     Subtract:  Capital Invested                ($48.0)                    0.0       0.0        0.0      13.0
                                                 -----        ------    ------    ------     ------    ------
     Result:  Net Cash Flow                     ($48.0)       $ 11.7    $ 12.0    $ 12.4     $ 12.8    $ 26.4
                           IRR =       14.9%

(1)  Food, beverage, and racing operations presented on a net basis; see Exhibit
     C.

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

              EXHIBIT C1: INCOME STATEMENTS FOR OTHER OPERATAIONS

                       ($ million, based on 2003 dollars)

FOOD & BEVERAGE                                         YEAR 1
Total Food Sales ("comped" amount)                       $15.3     $(3.1)
Total Beverage Sales ("comped" amount)                     8.9      (3.6)
                                                         -----     -----
Total Food & Beverage Revenues (Comps)                   $24.3     $(6.6)

Cost of Goods Sold                                       $ 7.6
Direct Payroll                                             7.6
Payroll Taxes & Benefits                                   1.5
Other Operating Costs                                      4.3
Depreciation                                               0.3
                                                         -----
Total Food & Beverage Expenses                           $21.3
                                                         -----
Food & Beverage Net Income                               $ 3.0

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

                     NOTES TO "LEAN" FINANCIAL PROJECTIONS

SLOT OPERATIONS

State + Local Tax on Win                          65% x slot win

General inflation rate                           3.0% per year
Cash/working capital                             1.0  weeks of revenues
Slot lease rate (inc. systems)                   5.0%  x slot win
Revenue participation machines                    na
Lessor's share of such slots' revenues            na
Ancillary equipment                           $2,500  per slot
New construction                              $4,000  per slot
Slot replacements in later years                   0% each year (NA)
Payables as % of working capital                  20% x working capital
Projected Total Slot jobs                        220  FTE
Payroll Taxes & Benefits                          20% x direct payroll
Other Slot Operating Costs                       2.0% x non-particip'n revenue
Building Operating Costs                         1.5% x slot win
Property Tax                                     2.0% x assets except cash
Advertising/Media Marketing                      2.0% x slot win
Promotion:
   Complimentary Food                             20% x food sales
   Complimentary Beverages                        40% x beverage sales
   Other Players' Club                           2.5% x slot win
   Bussing & Other                               1.0% x slot win
Annual interest on long-term debt                 10%
Combined corporate income tax rate                30% (state+federal)

FOOD & BEVERAGE OPERATIONS

                                    Food           Beverage
Total Sales                          12%           7%  x slot win
Cost of Goods Sold                   38%          20%  x gross sales
Direct Payroll                       38%          20%  x gross sales
Payroll Taxes & Benefits             20%          20%  x direct payroll
Other Operating Costs                19%          15%  x gross sales

F & B equipment                               $1,500   per slot
Projected Total Food & Bev jobs                  305   FTE

Projected Total jobs                             525   FTE

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

      SENSITIVITY ANALYSES: 1000 SLOTS, $350/DAY/SLOT

      D1 WHAT ROI, GIVEN DOLLARS UP FRONT AND RETENTION RATE

$ (million)

   $60         -8.9%     -7.0%       5.1%     -3.4%     -1.6%       0.1%      1.8%      3.4%       5.1%      6.7%      8.3%

   $55         -7.8%     -5.8%      -3.9%     -2.0%     -0.2%       1.6%      3.3%      5.0%       6.7%      8.4%     10.1%

   $50         -6.5%     -4.5%      -2.5%     -0.6%      1.3%       3.2%      5.0%      6.8%       8.6%     10.3%     12.1%

   $45         -5.2%     -3.1%      -1.0%      1.0%      3.0%       5.0%      6.9%      8.8%      10.7%     12.5%     14.3%

   $40         -3.7%     -1.5%       0.7%      2.8%      4.9%       7.0%      8.0%     11.0%      13.0%     14.9%     16.8%

   $35         -2.0%      0.3%       2.6%      4.9%      7.1%       9.3%     11.4%     13.5%      15.6%     17.6%     19.7%

   $30         -0.1%      2.4%       4.8%      7.2%      9.6%      11.9%     14.2%     16.4%      18.6%     20.8%     23.0%

   $25          2.1%      4.8%       7.4%     10.0%     12.5%      14.9%     17.4%     19.8%      22.1%     24.5%     26.8%

   $20          4.7%      7.6%      10.4%     13.2%     15.4%      18.5%     21.2%     23.8%      26.3%     28.9%     31.4%

retention rate:  30%       31%        32%       33%       34%        35%       36%       37%        38%       39%       40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

       SENSITIVITY ANALYSES: 1000 SLOTS, $350/DAY/SLOT

       E1 WHAT DOLLARS UP FRONT, GIVEN ROI AND RETENTION RATE

  ROI:

   32%            na        na         na     $ 2.2     $ 4.6      $ 7.1     $ 9.6     $12.0      $14.5     $16.9     $19.4

   28%            na        na      $ 2.2     $ 4.8     $ 7.5      $10.2     $12.9     $15.6      $18.2     $20.9     $23.6

   24%            na     $ 2.1      $ 5.0     $ 8.0     $10.9      $13.9     $16.8     $19.7      $25.6     $25.6     $28.6

   20%         $ 1.9     $ 5.2      $ 8.5     $11.7     $15.0      $18.2     $21.5     $24.7      $31.2     $31.2     $34.5

   16%         $ 5.3     $ 9.0      $12.6     $16.2     $19.8      $23.5     $27.1     $30.7      $38.0     $38.0     $41.6

   12%         $ 9.5     $13.6      $17.7     $21.7     $25.8      $29.9     $33.4     $38.0      $46.1     $46.1     $50.2

    8%         $14.7     $19.3      $24.0     $28.6     $33.2      $37.8     $42.4     $47.0      $56.2     $56.2     $60.9

    4%         $21.3     $26.6      $31.9     $37.2     $42.5      $47.8     $53.0     $58.3      $68.9     $68.9     $74.2

    0%         $29.7     $36.0      $42.1     $48.2     $54.4      $60.5     $66.8     $72.8      $85.1     $85.1     $91.2

retention rate:   30%       31%        32%       33%       34%        35%       36%       37%        38%       39%       40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

      SENSITIVITY ANALYSES:  1000 SLOTS, $350/DAY/SLOT

      F1 WHAT RETENTION RATE, GIVEN ROI AND DOLLARS UP FRONT

$ (million)

   $60         32.7%     35.0%      37.4%     39.9%     42.4%      45.1%     47.9%     50.7%      53.6%     56.6%     59.6%

   $55         32.0%     34.1%      36.4%     38.8%     41.2%      43.7%     46.3%     49.0%      51.7%     54.5%     57.4%

   $50         31.3%     33.3%      35.5%     37.7%     40.0%      42.4%     44.8%     47.3%      49.9%     52.5%     55.2%

   $45         30.6%     32.5%      34.5%     36.6%     38.8%      41.0%     43.3%     45.6%      48.0%     50.5%     53.0%

   $40         29.9%     31.7%      33.6%     35.5%     37.5%      39.6%     41.7%     43.9%      46.1%     48.4%     50.8%

   $35         29.2%     30.9%      32.6%     34.7%     36.3%      38.2%     40.2%     42.2%      44.3%     46.4%     48.5%

   $30         28.5%     30.1%      31.7%     33.3%     35.1%      36.8%     38.7%     40.5%      42.4%     44.4%     46.3%

   $25         27.8%     29.3%      30.7%     32.3%     33.8%      35.5%     37.1%     38.8%      40.6%     42.3%     44.1%

   $20         27.1%     28.4%      29.8%     31.2%     32.6%      34.1%     35.6%     37.1%      38.7%     40.3%     41.9%

ROI:             -4%        0%         4%        8%       12%        16%       20%       24%        28%       32%       36%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

      SENSITIVITY ANALYSES: 1000 SLOTS, $400/DAY/SLOT

      D1UPS WHAT ROI, GIVEN DOLLARS UP FRONT AND RETENTION RATE


$ (million)

   $60         -5.4%     -3.3%     -1.3%       0.6%      2.5%      4.4%       6.2%      8.0%      9.8%      11.6%     13.3%

   $55         -4.1%     -2.0%      0.1%       2.1%      4.1%      6.0%       7.9%      9.8%     11.7%      13.5%     15.3%

   $50         -2.8%     -0.6%      1.6%       3.7%      5.8%      7.8%       9.8%     11.8%     13.7%      15.6%     17.5%

   $45         -1.3%      1.1%      3.3%       5.5%      7.7%      9.8%      11.9%     14.0%     16.0%      18.0%     20.0%

   $40          0.4%      2.9%      5.2%       7.6%      9.9%     12.1%      14.3%     16.5%     18.6%      20.7%     22.8%

   $35          2.3%      4.9%      7.4%       9.9%     12.3%     14.7%      17.0%     19.3%     21.6%      23.8%     26.0%

   $30          4.5%      7.2%      9.9%      12.5%     15.1%     17.6%      20.1%     22.6%     25.0%      27.4%     29.7%

   $25          7.0%      9.9%     12.8%      15.6%     18.4%     21.1%      23.7%     26.4%     29.0%      31.5%     34.1%

   $20         10.0%     13.1%     16.2%      19.2%     22.2%     25.1%      28.0%     30.9%     33.7%      36.5%     39.2%

retention rate:  30%       31%       32%        33%       34%       35%        36%       37%       38%        39%       40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

       SENSITIVITY ANALYSES: 1000 SLOTS, $400/DAY/SLOT

       E1UPS WHAT DOLLARS UP FRONT, GIVEN ROI AND RETENTION RATE

  ROI:

   32%            na     $ 2.0      $ 4.8     $ 7.7     $10.5      $13.3     $16.1     $18.9      $21.7         $24.5    $ 27.3

   28%         $ 1.6     $ 4.7      $ 7.8     $10.8     $13.9      $17.0     $20.0     $23.1      $26.1         $29.2    $ 32.3

   24%         $ 4.5     $ 7.8      $11.2     $14.6     $17.9      $21.3     $24.7     $28.0      $31.4         $34.8    $ 38.1

   20%         $ 7.9     $11.6      $15.3     $19.0     $22.8      $26.5     $30.2     $33.9      $37.6         $41.4    $ 45.1

   16%         $12.0     $16.1      $20.3     $24.4     $28.6      $32.7     $36.8     $41.0      $45.1         $49.3    $ 53.4

   12%         $17.0     $21.7      $26.3     $31.0     $35.6      $40.3     $44.9     $49.6      $54.2         $58.9    $ 63.5

    8%         $23.3     $28.6      $33.8     $39.1     $44.4      $49.6     $54.9     $60.2      $65.5         $70.7    $ 76.0

    4%         $31.2     $37.2      $43.3     $49.3     $55.4      $61.4     $67.4     $73.5      $79.5         $85.6    $ 91.6

    0%         $41.3     $48.3      $55.4     $62.4     $69.4      $76.4     $83.4     $90.5      $97.5        $104.5    $111.5

retention rate:   30%       31%        32%       33%       34%        35%       36%       37%        38%           39%       40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

     SENSITIVITY ANALYSES:  1000 SLOTS, $400/DAY/SLOT

     F1UPS  WHAT RETENTION RATE, GIVEN ROI AND DOLLARS UP FRONT

$ (million)

   $60         30.7%     32.7%     34.8%      37.0%     39.3%     41.6%      44.1%     46.5%     49.1%          51.7%     54.3%

   $55         30.1%     32.0%     34.0%      36.1%     38.2%     40.4%      42.7%     45.1%     47.5%          49.9%     52.4%

   $50         29.5%     31.3%     33.3%      35.1%     37.1%     39.2%      41.4%     43.6%     45.8%          48.1%     50.5%

   $45         28.9%     30.6%     32.3%      34.2%     36.1%     38.0%      40.0%     42.1%     44.2%          46.3%     48.5%

   $40         28.3%     29.9%     31.5%      33.2%     35.0%     36.8%      38.7%     40.6%     42.6%          44.6%     46.6%

   $35         27.7%     29.1%     30.7%      32.3%     33.9%     35.6%      37.3%     39.1%     40.9%          42.8%     44.7%

   $30         27.1%     28.4%     29.8%      31.3%     32.8%     34.4%      36.0%     37.6%     39.3%          41.0%     42.7%

   $25         26.5%     27.7%     29.0%      30.4%     31.8%     33.2%      34.6%     36.1%     37.7%          39.2%     40.8%

   $20         25.9%     27.0%     28.2%      29.4%     30.7%     32.0%      33.3%     34.6%     36.0%          37.4%     38.9%

ROI:             -4%        0%        4%         8%       12%       16%        20%       24%       28%            32%       36%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

     SENSITIVITY ANALYSES: 2000 SLOTS, $330/DAY/SLOT

     D2  WHAT ROI, GIVEN DOLLARS UP FRONT AND RETENTION RATE

$ (million)

   $60          0.8%      3.7%      6.4%       9.1%     11.7%     14.2%      16.7%     19.2%     21.6%      24.0%     26.3%

   $55          2.2%      5.1%      8.0%      10.7%     13.4%     16.1%      18.7%     21.2%     23.8%      26.2%     28.7%

   $50          3.6%      6.7%      9.6%      12.5%     15.3%     18.1%      20.8%     23.5%     26.1%      28.7%     31.2%

   $45          5.3%      8.4%     11.5%      14.5%     17.5%     20.3%      23.3%     26.0%     28.7%      31.4%     34.1%

   $40          7.0%     10.3%     13.6%      16.7%     19.8%     22.8%      25.8%     28.7%     31.6%      34.4%     37.2%

   $35          9.0%     12.5%     15.9%      19.2%     22.4%     25.6%      28.7%     31.8%     34.8%      37.8%     40.8%

   $30         11.2%     14.9%     18.5%      22.0%     25.4%     28.8%      32.1%     35.3%     38.5%      41.7%     44.8%

   $25         13.8%     17.7%     21.4%      25.2%     28.8%     32.4%      35.9%     39.3%     42.8%      46.7%     49.5%

   $20         16.7%     20.8%     24.9%      28.8%     32.7%     36.5%      40.3%     44.0%     47.7%      51.3%     54.9%

retention rate:  30%       31%       32%        33%       34%       35%        36%       37%       38%        39%       40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

     SENSITIVITY ANALYSES:  2000 SLOTS, $330/DAY/SLOT

     E2 WHAT DOLLARS UP FRONT, GIVEN ROI AND RETENTION RATE

  ROI:

   32%         $ 2.3     $ 7.0   $11.6     $16.2    $ 20.9     $ 25.5       $ 30.1      $ 34.7      $ 39.4        $ 44.0    $ 48.6

   28%         $ 5.9     $11.0   $16.0     $21.1    $ 26.1     $ 31.2       $ 36.2      $ 41.3      $ 46.3        $ 51.4    $ 56.5

   24%         $10.1     $15.7   $21.2     $26.8    $ 32.3     $ 37.9       $ 43.4      $ 49.0      $ 54.5        $ 60.1    $ 65.6

   20%         $15.1     $21.3   $27.4     $33.5    $ 39.7     $ 45.8       $ 51.9      $ 58.1      $ 64.2        $ 70.3    $ 76.5

   16%         $21.1     $28.0   $34.8     $41.6    $ 48.5     $ 55.3       $ 62.1      $ 69.0      $ 75.8        $ 82.6    $ 89.5

   12%         $28.5     $36.2   $43.8     $51.5    $ 59.2     $ 66.9       $ 74.5      $ 82.2      $ 89.9        $ 97.5    $105.0

    8%         $37.6     $46.3   $55.0     $63.7    $ 72.4     $ 81.1       $ 89.8      $ 98.5      $107.0        $115.0    $124.0

    4%         $49.0     $58.9   $68.9     $78.9    $ 88.8     $ 98.9       $108.0      $118.0      $128.0        $138.0    $148.0

    0%         $63.5     $75.1   $86.7     $98.3    $110.0     $121.0       $133.0      $144.0      $156.0        $167.0    $179.0

retention rate:   30%       31%     32%       33%       34%        35%          36%         37%         38%           39%       40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

     SENSITIVITY ANALYSES:  2000 SLOTS, $330/DAY/SLOT

     F2 WHAT RETENTION RATE, GIVEN ROI AND DOLLARS UP FRONT

$ (million)

   $60         28.4%     29.7%      31.2%     32.6%     34.2%      35.7%   37.4%          39.0%       40.7%         42.5%  44.3%

   $55         28.0%     29.3%      30.7%     32.0%     33.5%      35.0%   36.6%          38.1%       39.7%         41.4%  43.1%

   $50         27.7%     28.9%      30.2%     31.5%     32.9%      34.3%   35.8%          37.2%       38.7%         40.4%  42.0%

   $45         27.3%     28.4%      29.7%     30.9%     32.2%      33.5%   34.9%          36.3%       37.7%         39.3%  40.8%

   $40         26.9%     28.0%      29.2%     30.3%     31.6%      32.8%   34.1%          35.4%       36.8%         38.2%  39.6%

   $35         26.6%     27.6%      28.6%     29.7%     30.9%      32.1%   33.3%          34.5%       35.8%         37.1%  38.4%

   $30         26.2%     27.2%      28.1%     29.2%     30.2%      31.4%   32.5%          33.6%       34.8%         36.1%  37.3%

   $25         25.8%     26.7%      27.6%     28.6%     29.6%      30.6%   31.6%          32.7%       33.8%         35.0%  36.1%

   $20         25.5%     26.3%      27.1%     28.0%     28.9%      29.9%   30.8%          31.8%       32.8%         33.9%  34.9%

ROI:             -4%        0%         4%        8%       12%        16%     20%            24%         28%           32%    36%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

     SENSITIVITY ANALYSES:  2000 SLOTS, $370/DAY/SLOT

     D2UPS WHAT ROI, GIVEN DOLLARS UP FRONT AND RETENTION RATE

$ (million)

   $60          5.3%      8.3%     11.2%     14.1%        16.8%         19.6%        22.3%      24.9%    27.5%    30.1%   32.6%

   $55          6.8%      9.9%     12.9%     15.9%        18.8%         21.6%        24.4%      27.2%    29.9%    32.5%   35.2%

   $50          8.4%     11.6%     14.8%     17.9%        20.9%         23.9%        26.8%      29.6%    32.5%    35.3%   38.0%

   $45         10.2%     13.6%     16.9%     20.1%        23.3%         26.4%        29.4%      32.4%    35.4%    38.3%   41.2%

   $40         12.2%     15.7%     19.2%     22.6%        25.9%         29.1%        32.3%      35.5%    38.6%    41.6%   44.7%

   $35         14.4%     18.1%     21.8%     25.3%        28.8%         32.2%        35.6%      38.9%    42.2%    45.4%   48.6%

   $30         16.9%     20.8%     24.7%     28.4%        32.1%         35.7%        39.3%      42.8%    46.3%    49.7%   53.1%

   $25         19.8%     23.9%     28.0%     32.0%        35.9%         39.7%        43.5%      47.3%    51.0%    54.7%   59.2%

   $20         23.0%     27.5%     31.8%     36.1%        40.3%         44.4%        48.5%      52.5%    56.5%    60.4%   64.3%

retention rate:  30%       31%       32%       33%          34%           35%          36%        37%      38%      39%     40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

     SENSITIVITY ANALYSES:  2000 SLOTS, $370/DAY/SLOT

     E2UPS WHAT DOLLARS UP FRONT, GIVEN ROI AND RETENTION RATE

  ROI:

   32%         $ 9.4     $14.6  $ 19.8     $ 25.0       $ 30.2        $ 35.3       $ 40.5    $ 45.7      $ 50.9   $ 56.1   $ 61.3

   28%         $13.6     $19.3  $ 25.0     $ 30.7       $ 36.3        $ 42.0       $ 47.7    $ 53.3      $ 59.0   $ 64.7   $ 70.3

   24%         $18.7     $24.9  $ 31.1     $ 37.3       $ 43.6        $ 49.8       $ 56.0    $ 62.2      $ 68.5   $ 74.7   $ 80.9

   20%         $24.6     $31.5  $ 38.4     $ 45.3       $ 52.1        $ 59.0       $ 65.9    $ 72.8      $ 79.7   $ 86.5   $ 93.4

   16%         $31.8     $39.5  $ 47.1     $ 54.8       $ 62.3        $ 70.1       $ 77.8    $ 85.4      $ 93.1   $100.0   $108.0

   12%         $40.5     $49.1  $ 57.7     $ 66.3       $ 74.9        $ 83.5       $ 92.1    $100.0      $109.0   $117.0   $126.0

    8%         $51.3     $61.0  $ 70.8     $ 80.5       $ 90.3        $100.0       $109.0    $110.0      $120.0   $139.0   $148.0

    4%         $64.7     $75.9  $ 87.1     $ 98.3       $109.0        $120.0       $131.0    $143.0      $154.0   $165.0   $176.0

    0%         $82.0     $95.0  $107.0     $120.0       $133.0        $146.0       $159.0    $172.0      $185.0   $198.0   $211.0

retention rate:   30%       31%     32%        33%          34%           35%          36%       37%         38%      39%      40%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

     SENSITIVITY ANALYSES:  2000 SLOTS, $370/DAY/SLOT

     F2UPS WHAT RETENTION RATE, GIVEN ROI AND DOLLARS UP FRONT

$ (million)

   $60         27.1%     28.4%      29.6%     30.9%     32.3%      33.7%     35.2%     36.7%      38.2%     39.9%     41.1%

   $55         26.8%     28.0%      29.2%     30.4%     31.7%      33.1%     34.5%     35.9%      37.3%     38.9%     40.1%

   $50         26.5%     27.6%      28.7%     29.9%     31.2%      32.4%     33.8%     35.1%      36.5%     38.0%     39.1%

   $45         26.2%     27.2%      28.3%     29.4%     30.6%      31.8%     33.0%     34.3%      35.6%     37.0%     38.1%

   $40         25.8%     26.9%      27.8%     28.9%     30.0%      31.1%     32.3%     33.5%      34.7%     36.0%     37.1%

   $35         25.5%     26.5%      27.4%     28.3%     29.4%      30.5%     31.6%     32.7%      33.8%     35.0%     36.0%

   $30         25.2%     26.1%      26.9%     27.8%     28.9%      29.8%     30.9%     31.9%      33.0%     34.1%     35.0%

   $25         24.9%     25.7%      26.5%     27.3%     28.3%      29.2%     30.1%     31.1%      32.1%     33.1%     34.0%

   $20         24.5%     25.3%      26.0%     26.8%     27.7%      28.5%     29.4%     30.3%      31.2%     32.1%     33.0%

ROI:             -4%        0%         4%        8%       12%        16%       20%       24%        28%       32%       36%

* Projections assume that the operator leases the slots; if the state, subtract 5% from the retention rate (i.e., 35% "with" = 30% "without" slot costs)

06/26/03             CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES